                                OPTION AGREEMENT

     OPTION AGREEMENT, dated as of February 14, 1997 (the "Agreement"), between TVMAX TELECOMMUNICATIONS, INC., a Delaware corporation ("TVMAX"), and TRANSMISSION HOLDINGS, INC., a Delaware corporation ("THI").

                                R E C I T A L S:

     Concurrently herewith, the parties are entering into (i) an Assignment Agreement (the "Assignment"), pursuant to which TVMAX and certain of its affiliates are assigning to THI, and THI is assuming from TVMAX and such affiliates, effective as of the date (the "Effective Date") of receipt of special temporary authority from the Federal Communications Commission ("FCC"), the various licenses and authorizations set forth in Schedule 1 (the "Assigned Authorizations") issued by the FCC; and (ii) an Equipment License and Services Agreement (the "Services Agreement"), effective as of the Effective Date, pursuant to which TVMAX is granting to THI a non-exclusive right and license to use certain of TVMAX's and its affiliates' microwave facilities and related equipment, whether now owned or hereafter acquired (the "Equipment"), and THI will be providing to TVMAX transmission capacity services through the use of the Equipment, the Assigned Authorizations and the licenses and authorizations that THI may obtain in the future (together with the Assigned Authorizations, the "Authorizations").

     Pursuant to the terms of the Services Agreement, THI is executing a certain promissory note (the "Note"), dated the Effective Date, in favor of TVMAX.

     In connection with, and as a condition to its entering into, the Assignment and the Services Agreement, TVMAX desires to be granted an option by THI to purchase all or, in certain circumstances, some of the assets of THI, and THI is willing to grant such option to TVMAX.

     Concurrently herewith, each shareholder of THI is entering into a Shareholder Option Agreement with TVMAX (a "Shareholder Option Agreement"), pursuant to which such shareholder is granting to TVMAX an option (the "Equity Option") to purchase all of the shares of THI owned by such shareholder on the date of exercise of such option by TVMAX.

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements set forth herein, the parties agree as follows:

     1. Option to Purchase Assets of THI.

     (a) At any time during the Term (as defined below), TVMAX may, by giving written notice to THI of its election to do so (the "Exercise Notice"), require THI to sell to TVMAX, or such other person (the "Nominee") as TVMAX may designate, either (i) all, but not less than all, of the assets and properties of THI (the "THI Assets"), including, without limitation, the Authorizations and the Services Agreement, for a purchase price equal to the sum (the "Entire Business Purchase Price") of the unpaid principal of and interest on the Note on and as of the Closing Date (as defined below) plus the lesser of (x) the book value (calculated in accordance with generally accepted accounting principles) of THI on and as of the Closing Date and (y) the amount of the initial capitalization of THI plus a premium of 10% per annum, compounded annually from the date of such capitalization to the Closing Date, or (ii) in connection with a sale or transfer by TVMAX of any of the Equipment (the "Transferred Equipment"), certain assets and properties of THI (including, without limitation, certain Authorizations) related to the Transferred Equipment, as designated by TVMAX in the Exercise Notice (the "Designated Assets"), for a purchase price (the "Partial Sale Price") which bears the same proportionate relationship to the Entire Business Purchase Price as the Transferred Equipment bears to the Equipment, as determined by TVMAX whose determination shall be conclusive and binding on all parties in the absence of manifest error. Upon delivery of the Exercise Notice by TVMAX to THI, TVMAX shall be obligated to buy from THI, and THI shall be obligated to sell to TVMAX, on the Closing Date the THI Assets for the Entire Business Purchase Price or the Designated Assets for the Partial Sale Price, as the case may be.

     (b) Closing. The closing of the purchase and sale (the "Closing") of the THI Assets or the Designated Assets, as the case may be, pursuant to Section l(a) shall take place at the offices of Kronish, Lieb, Weiner & Hellman LLP, at 1114 Avenue of the Americas, New York, New York 10036, on the earlier of (the "Closing Date") (i) the date and time specified by TVMAX in the Exercise Notice, which date shall be at least 15 days but no more than 60 days from the date of such notice, or (ii) at least 10 days but no more than 30 days after the satisfaction of all of the conditions specified in Sections 9 and 10 hereof. At the Closing, (i) TVMAX (or the Nominee) shall pay the Entire Business Purchase Price or the Partial Sale Price, as applicable, to THI, by, at TVMAX's option, wire transfer of immediately available funds, bank or certified check or by tender of the Note, if applicable, and (ii) THI shall deliver to TVMAX (or the Nominee) (A) such agreements, instruments and documents as TVMAX (or the Nominee) shall reasonably require to effect the sale, transfer and assignment to it of the THI Assets or the Designated Assets, as applicable, and (B) a certificate (a "THI Officer's Certificate"), dated the Closing Date, executed by the President,

Vice President or similar officer of THI, stating that all of the conditions to TVMAX's obligations to consummate the Closing have been satisfied on or prior to the date thereof and that all of the representations and warranties of THI made herein are true and correct on the date thereof with the same force and effect as if made on and as of the Closing Date.

     2. Term of the Option. TVMAX may give the Exercise Notice at any time beginning on the Effective Date and ending on the earlier of (the "Term") (i) tenth anniversary of the Effective Date and (ii) the date of closing of the exercise by TVMAX of all of the Equity Options pursuant to the Shareholder Option Agreements.

     3. Covenants of the Parties.

     (a) Preservation of THI Assets. During the Term, THI shall (i) preserve, protect, renew and keep in full force and effect its existence, fights, licenses (including, without limitation, the Authorizations), permits, patents, trademarks, trade names and franchises, (ii) comply with all laws and regulations applicable to it, and (iii) preserve, repair and maintain all assets and properties utilized in the conduct of its business.

     (b) Accounts. THI shall maintain complete and accurate accounting books and records which shall reflect the transactions of its business and the book value of the THI Assets in accordance with generally accepted accounting principles consistently applied.

     (c) Financial Statements; Access. During the Term, THI shall (i) furnish, or cause to be furnished, as the case may be, to TVMAX, as soon as available, all regularly prepared financial statements of THI, (ii) permit TVMAX, its employees and authorized representatives to have access to the premises, books, and records of THI at reasonable hours, and (iii) furnish TVMAX with such financial and operating data and other information with respect to the business and properties of THI as TVMAX may from time to time reasonably request.

     (d) FCC Consent; Etc. Promptly after its receipt of the Exercise Notice, THI shall (i) apply for and use its reasonable efforts to obtain the consent of the FCC to the assignment of the Authorizations, or certain of the Authorizations, as the case may be, to TVMAX or the Nominee (the "FCC Consent") and (ii) use its reasonable efforts to satisfy the other conditions to the Closing contained herein.

     4. Further Assurances; Renegotiation Upon FCC Action; Power of Attorney.

     (a) Further Assurances. Each part hereto shall cooperate fully with the other party and shall use all reasonable efforts to take, or cause to be taken, all appropriate action, do or cause to be done all things necessary, proper or advisable under applicable laws, and execute and deliver such documents and other papers as may be required or appropriate to carry out the provisions of this Agreement and consummate and make effective the transactions contemplated hereby, including, without limitation, to take such further action as may be necessary or desirable to comply with the requirements of the FCC, including, without limitation (i) the execution and delivery of such further instruments and documents or amendments to this Agreement as may reasonably be acceptable to the FCC and (ii) the application for, and obtaining from, the FCC any interim authorizations that may be necessary or desirable to assure the continued operation of the business of THI pending the Closing.

     (b) Renegotiation Upon FCC Action. If at any time during the term of this Agreement the FCC determines that this Agreement is inconsistent with THI's licensee obligations or is otherwise contrary to FCC policies, rules and regulations, or statutes, the parties shall renegotiate this Agreement in good faith and recast this Agreement in terms that are likely to cure the defects perceived by the FCC and return a balance of benefits to both parties comparable to the balance of benefits provided by this Agreement on its current terms and by related agreements, of even date herewith, between the parties. If, after such good faith negotiations, either party determines that recasting this Agreement to meet the defects perceived by the FCC is impossible, either party may terminate this Agreement without further liability upon 180 days' prior notice, provided that FCC consent for a wind-down period of such length is obtained.

     (c) Power of Attorney. In furtherance of the foregoing, THI does hereby constitute and appoint TVMAX, with effect from the date of the Exercise Notice, as its true and lawful representative and attorney-in-fact, in its name, place and stead, to make, execute, sign and file with the FCC or other authority all such applications, other instruments, documents, and certificates, which in each case, may from time to time be required by applicable law to (i) assign the Authorizations or any other FCC licenses held by THI from time to time at the Closing, and (ii) obtain any special temporary authority to continue the valid operation of the business of THI in connection with the exercise of and consummation of the transactions contemplated by the Exercise Notice.

REPRESENTATIONS AND WARRANTIES

     5. Representations and Warranties of THI. THI hereby represents and warrants to TVMAX:

     (a) Organization, Power, Etc. THI is a corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction in which it was organized and is duly qualified to do business in the jurisdictions in which it conducts business where failure to do so would have a material adverse effect on its financial condition. THI has all requisite power and authority to own, operate and lease its properties, and to carry on its business as now being conducted and to execute and deliver this Agreement and to perform its obligations hereunder.

     (b) Subsidiaries, Etc. THI does not own of record or beneficially, directly or indirectly, (i) any shares of outstanding capital stock or securities convertible into capital stock of any other corporation or (ii) any participating interest in any limited liability company, partnership, joint venture, or other non-corporate business enterprise.

     (c) Authorization of Agreement. The execution, delivery, and performance of this Agreement by THI and the consummation by it of the transactions contemplated hereby have been duly authorized by all requisite corporate action. This Agreement (assuming the due execution and delivery hereof by TVMAX) constitutes the legal, valid and binding obligation of THI, enforceable in accordance with its terms except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws from time to time in effect which affects creditors' rights generally and by legal and equitable limitations on the availability of specific performance and other equitable remedies.

     (d) Effect of Agreement. The execution and delivery by it of this Agreement and the consummation by it of the transactions contemplated hereby will not violate any provision of law, its Certificate of Incorporation, By-laws, or any judgment, award, or decree or any indenture, agreement, or other instrument to which it is a party, or by which it or any of its properties or assets is bound, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under, any such indenture, agreement, or other instrument, or result in the creation or imposition of any lien, charge, security interest, or encumbrance of any nature whatsoever upon any of its properties or assets, which violation, breach, default, or lien would have a material adverse effect on its financial condition.

     (e) Governmental Approvals. Other than the FCC consent, no approval, authorization, consent, or order or action of or filing with any court, administrative agency or other governmental authority is required for the execution and delivery by it of this Agreement or the consummation by it of the transactions contemplated hereby.

     (f) Financial Condition. Except as set forth on the balance sheet of THI, dated the date hereof, a true and complete copy of which has been provided to TVMAX, THI has no liabilities, whether absolute, accrued, or contingent, whether or not such liabilities would be required to be reflected on a balance sheet of THI as of the date hereof prepared in accordance with generally accepted accounting principles.

     (g) Litigation. There are no actions, suits, or proceedings with respect to the business of THI pending or, to the knowledge of THI, threatened before or by any federal, state, municipal, foreign, or other court, governmental department, commission, board, bureau, agency or instrumentality, or arbitration tribunal. To the knowledge of THI, there are no orders, judgments or decrees of any court or governmental agency, domestic or foreign, which apply, in whole or in part, to THI, which would have a material adverse effect on the financial condition, business, or operations of THI.

     (h) Compliance With Law. THI is not in default under any order of any court, governmental authority or arbitration board or tribunal to which it is a party, and, to the knowledge of THI, it has not been notified that it is in violation of any laws, ordinances, governmental rules, or regulations to which it is subject or has failed to obtain any licenses, permits, franchises, or other governmental authorizations necessary to the ownership of its assets and properties or to the conduct of the business, the violation or which or failure to obtain might reasonably be expected, individually or in the aggregate, to materially adversely affect the operations or condition (financial or other) of THI.

     (i) THI and the THI Assets. THI has good title to all of the THI Assets, free and clear of all liens, encumbrances and security interests of any kind. The Services Agreement is in full force and effect and is assignable to TVMAX or the Nominee, as the case may be, pursuant to the terms thereof. The Authorizations are in full force and effect, and there is no proceeding pending before the FCC, or, to the knowledge of THI, threatened, that could result in the revocation or material impairment of one or more of the Authorizations. The business of THI has been operated in accordance with FCC rules, regulations and policies in all material respects.

     6. Representations and Warranties of TVMAX. TVMAX represents and warrants to THI as follows:

     (a) Organization, Power, Etc. TVMAX is a corporation duly organized, validly existing, and in good standing under the laws of the jurisdictions in which is was organized and is qualified to do business in each jurisdiction where the failure to do so would have a material adverse effect on its financial condition. TVMAX has all requisite corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder.

     (b) Authorization of Agreements. The execution, delivery, and performance of this Agreement by TVMAX and the consummation by TVMAX of the transactions contemplated hereby have been duly and effectively authorized by all requisite corporate action. This Agreement constitutes the legal, valid, and binding obligation of TVMAX, enforceable in accordance with its terms.

     (c) Effect of Agreements. Neither the execution and delivery by TVMAX of this Agreement nor the consummation by TVMAX of the transactions contemplated hereby will violate any provision of law, the Certificate of Incorporation or By-laws of TVMAX or any judgment, award or decree or any material indenture, agreement, or other instrument to which TVMAX is a party, or by which TVMAX, or any of its properties or assets is bound, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under, any such indenture, agreement, or other instrument, or result in the creation or imposition of any lien, charge, security interest, or encumbrance of any nature whatsoever upon any properties or assets of TVMAX.

     (d) Governmental Approvals. Except for the FCC Consent, no approval, authorization, consent, or order or action of or filing with any court, administrative agency or other governmental authority is required for the execution and delivery by TVMAX of this Agreement or the consummation by TVMAX of the transactions contemplated hereby.

CONDITIONS PRECEDENT TO THE CLOSINGS UNDER THE OPTIONS

     7. Conditions Precedent to the Obligations of TVMAX. The obligations of TVMAX to consummate the Closing are subject to the satisfaction, in all material respects, or waiver by TVMAX at or prior to the Closing of each of the following conditions:

     (a) Accuracy of Representations and Warranties. The representations and warranties of THI contained herein or in any certificate or document delivered to TVMAX pursuant hereto shall be true and correct in all material respects on and as of the date of such closing as though made at and as of that date, and THI shall have delivered to TVMAX a THI Officer's Certificate to such effect.

     (b) Compliance with Covenants. THI shall have performed and complied with all terms, agreements, covenants, and conditions of this Agreement to be performed or complied with by it at such closing, and THI shall have delivered to TVMAX a THI Officer's Certificate to such effect.

     (c) All Proceedings To Be Satisfactory. All corporate and other proceedings to be taken by THI in connection with the transactions contemplated hereby and all documents incident thereto shall be reasonably satisfactory in form and substance to TVMAX and its counsel, and TVMAX and said counsel shall have received all such counterpart originals or certified or other copies of such documents as it or they may reasonably request.

     (d) Opinions of Counsel. TVMAX shall have received an opinion of counsel to THI, in form and substance satisfactory to TVMAX.

     (e) Legal Actions or Proceedings. No legal action or proceeding shall have been instituted or threatened seeking to restrain, prohibit, invalidate, or otherwise affect the consummation of the transactions contemplated hereby or which would, if adversely decided, materially adversely affect the operation by TVMAX of the THI Business.

     (f) Approvals and Consents. There shall have been obtained and continue in full force and effect all authorizations, consents, approvals, licenses, franchises, permits and certificates by or of all governmental bodies, including, but not limited to, the FCC, and of all other third persons which TVMAX may deem reasonably necessary to permit the consummation of the Closing, and to effect the valid transfer and assignment of the THI Assets or the Designated Assets, as the case may be, to TVMAX (or the Nominee) free and clear of any liens, encumbrances and other security interests.

     8. Conditions Precedent to the Obligations of THI or the Shareholders. The obligations of THI to consummate the Closing are subject to the satisfaction, in all material respects, or waiver by THI at or prior to the Closing of each of the following conditions:

     (a) Accuracy of Representations and Warranties. The representations and warranties of TVMAX contained in this Agreement or in any certificate or document delivered pursuant hereto shall be true and correct in all material respects on and as of such date as though made at and as of that date, and TVMAX shall have delivered a certificate, signed by the President or a Vice President of TVMAX (an "TVMAX Officer's Certificate"), to such effect.

     (b) Compliance with Covenants. TVMAX shall have performed and complied with all terms, agreements, covenants and conditions of this Agreement to be performed or complied with by TVMAX at such date, and TVMAX shall have delivered an TVMAX Officer's Certificate to such effect.

     (c) All Proceedings To Be Satisfactory. All corporate and other proceedings to be taken by TVMAX in connection with the transactions contemplated hereby and all documents incident thereto shall be reasonably satisfactory in form and substance to THI and its counsel.

MISCELLANEOUS

     9. Notices. All notices, consents, instructions and other communications required or permitted under this Agreement (collectively, "Notice") shall be effective only if given in writing and shall be considered to have been duly given when (i) delivered by hand, (ii) sent by telecopier (with receipt confirmed), provided that a copy is mailed (on the same date) by certified or registered mail, return receipt requested, postage prepaid, or (iii) received by the addressee, if sent by Express Mail, Federal Express or other reputable express delivery service (receipt requested), or by first class certified or registered mail, return receipt requested, postage prepaid. Notice shall be sent in each case to the appropriate addresses or telecopier numbers set forth below (or to such other addresses and telecopier numbers as a party may from time to time designate as to itself by notice similarly given to the other parties in accordance herewith, which shall not be deemed given until received by the addressee). Notice shall be given:

     1)   to TVMAX:

          1111 West Mockingbird Lane
          Dallas, Texas 75247
          Attention: General Counsel
          Telecopier: (214) 634-3889

          with a copy to:

          Kronish, Lieb, Weiner & Hellman LLP
          1114 Avenue of the Americas
          New York, New York 10036-7798
          Attention: Ralph J. Sutcliffe, Esq.
          Telecopier: (212) 479-6275

     2)   to THI:

          1111 West Mockingbird Lane
          Dallas, Texas 75247
          Attention: Rory O. Cole
          Telecopier: (214) 634-3850
          with a copy to:

          Goldberg, Godles, Wiener & Wright
          1229 Nineteenth Street, N.W.
          Washington, D.C. 20036
          Attention:  Joseph Godles, Esq.
          Telecopier: (202) 429-4912

     10. Amendments. This Agreement may not be amended or terminated nor may any provision hereof be waived except by a writing signed by or on behalf of all parties hereto or, in the case of a waiver, by the party against which such waiver may be asserted.

     11. Further Action. Each party hereto shall cooperate fully with the other party and shall use all reasonable efforts to take, or cause to be taken, all appropriate action, do or cause to be done all things necessary, proper or advisable under applicable laws} and execute and deliver such documents and other papers as may be required or appropriate to carry out the provisions of this Agreement and consummate and make effective the transactions contemplated hereby, including, without limitation, to effect, obtain or facilitate any governmental approval or acceptance of this Agreement, the filing or recording hereof, or the consummation of the transactions contemplated hereby.

     12. Entire Agreement. This Agreement, including all Schedules hereto, and the other writings referred to herein or delivered pursuant hereto contain the entire agreement among the parties with respect to the subject matter hereof and supersede all prior and contemporaneous arrangements or understandings with respect thereto.

     13. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     14. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

     15. Assignment. This Agreement, and the rights and obligations of the parties hereunder, shall not be assigned or delegated (by operation of law or otherwise), in whole or in part, by any party without the prior written consent of all the other parties hereto, except that TVMAX shall have the right to designate a Nominee pursuant to Section l(a). The provisions of this Agreement shall bind and inure to the benefit of the respective permitted successors and assigns of the parties.

     16. Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York applicable to contracts entered into and to be performed wholly within such state.

     17. Headings. The descriptive headings of the several Sections of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

     IN WITNESS WHEREOF, this Option Agreement has been duly executed and delivered by or on behalf of the parties hereto as of the date first above written.

                                       TVMAX TELECOMMUNICATIONS, INC.

                                       By: /s/ Michael E. Katzenstein
                                           -------------------------------------
                                           Name: Michael E. Katzenstein
                                           Title: Vice President

                                       TRANSMISSION HOLDING, INC.

                                       By: /s/ Rory O. Cole
                                           -------------------------------------
                                           Name: Rory O. Cole
                                           Title: President

                                   SCHEDULE 1

                            To the Option Agreement

Attached hereto is a list of the Authorizations effective as of February 14, 1997.

                                                                      SCHEDULE 1

--------------------------------------------------------------------------------
LICENSE NAME                                  FCC FILE NUMBER      FCC CALL SIGN
--------------------------------------------------------------------------------
TVMAX TELECOMMUNICATIONS, INC.                      726174              WNTZ720
TVMAX TELECOMMUNICATIONS, INC.                  9602724168              WPJF208
TVMAX TELECOMMUNICATIONS, INC.                  9507718013              WNTZ719
TVMAX TELECOMMUNICATIONS, INC.                  9602724015              WPJE780
IRPC ARIZONA INC                                    793687              WNTS892
IRPC ARIZONA INC                               96037244684             WNTS893
TVMAX TELECOMMUNICATIONS, INC.                      726651              WPJF813
TVMAX TELECOMMUNICATIONS, INC.                  9506716203              WNTZ721
TVMAX TELECOMMUNICATIONS, INC.                  9603725256              WPJF741
TVMAX TELECOMMUNICATIONS, INC.                  9505715056              WNTZ484
TVMAX TELECOMMUNICATIONS, INC.                  9511721060              WNTY545
TVMAX TELECOMMUNICATIONS, INC.                  9603725255              WPJF740
TVMAX TELECOMMUNICATIONS, INC.                  9603725235              WNTY541
TVMAX TELECOMMUNICATIONS, INC.                  9507718010              WNTY543
TVMAX TELECOMMUNICATIONS, INC.                  9604725657              WPJA219
TVMAX TELECOMMUNICATIONS, INC.                  9511721683              WPJA220
TVMAX TELECOMMUNICATIONS, INC.                  9507718021              WNTZ986
TVMAX TELECOMMUNICATIONS, INC.                  9507718011              WNTT455
TVMAX TELECOMMUNICATIONS, INC.                      725908              WPJF314
TVMAX TELECOMMUNICATIONS, INC.                  9506716879              WPJA554
TVMAX TELECOMMUNICATIONS, INC.                  9506716149              WNTZ728
TVMAX TELECOMMUNICATIONS, INC.                  9511721059              WPJD444
TVMAX TELECOMMUNICATIONS, INC.                  9601723129              WNTZ861
RICHEY PACIFIC CABLEVISION                      9602723753              WNTM202
RICHEY PACIFIC CABLEVISION                          775401              WNTK644
RICHEY PACIFIC CABLEVISION                      9511721061              WNTP503
RICHEY PACIFIC CABLEVISION                          798856              WNTU342

TVMAX TELECOMMUNICATIONS, INC.                      727153              WPJD443
TVMAX TELECOMMUNICATIONS, INC.                      727646              WPNB396
RICHEY PACIFIC CABLEVISION                      9507718014              WNTU344
TVMAX TELECOMMUNICATIONS, INC.                  9505715055              WNTZ483
TVMAX TELECOMMUNICATIONS, INC.                  9602724017              WPJE782
TVMAX TELECOMMUNICATIONS, INC.                      727460              WPNB364
TVMAX TELECOMMUNICATIONS, INC.                  9507716611              WNTZ863
RICHEY PACIFIC CABLEVISION                          783103              WNTP502
RICHEY PACIFIC CABLEVISION                      9511721062              WNTM733
TVMAX TELECOMMUNICATIONS, INC.                      725909              WPJF315
TVMAX TELECOMMUNICATIONS, INC.                      727647              WPNB397
TVMAX TELECOMMUNICATIONS, INC.                  9506716607              WNTZ860
TVMAX TELECOMMUNICATIONS, INC.                  9603725254              WPJF739
TVMAX TELECOMMUNICATIONS, INC.                  9602724016              WPJE781
TVMAX TELECOMMUNICATIONS, INC.                  9507718020              WNTZ985
RICHEY PACIFIC CABLEVISION                          702728              WNTV718
TVMAX TELECOMMUNICATIONS, INC.                  9506716610              WNTZ862
TVMAX TELECOMMUNICATIONS, INC.                  9506716612              WNTZ864
TVMAX TELECOMMUNICATIONS, INC.                      727461              WPNB365
TVMAX TELECOMMUNICATIONS, INC.                      727532              WNTP850
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LICENSE NAME                                  FCC FILE NUMBER      FCC CALL SIGN
--------------------------------------------------------------------------------
TVMAX TELECOMMUNICATIONS, INC                       727533              WPJC636
TVMAX TELECOMMUNICATIONS, INC                   9511721158              WPJC635
TVMAX TELECOMMUNICATIONS, INC                       726170              WPJF328
TVMAX TELECOMMUNICATIONS, INC                       726173              WPJF330
TVMAX TELECOMMUNICATIONS, INC                       726171              WPJF329
TVMAX TELECOMMUNICATIONS, INC                       726172              WPJF342
TVMAX TELECOMMUNICATIONS, INC                   9604725253              WPJF742
TVMAX TELECOMMUNICATIONS, INC                   9604725475              WPJF424
TVMAX TELECOMMUNICATIONS, INC                   9603725252              WPJF738
TVMAX TELECOMMUNICATIONS, INC                   9511721154              WPJC631
TVMAX TELECOMMUNICATIONS, INC                   9511721155              WPJC632
TVMAX TELECOMMUNICATIONS, INC                   9511721156              WPJC633
TVMAX TELECOMMUNICATIONS, INC                   9511721157              WPJC634
TVMAX TELECOMMUNICATIONS, INC                   9509719902              WPJB536
TVMAX TELECOMMUNICATIONS, INC                   9604725852              WNTM918
TVMAX TELECOMMUNICATIONS, INC                   9604725851              WPJF667
TVMAX TELECOMMUNICATIONS, INC                   9604725853              WNTN793
TVMAX TELECOMMUNICATIONS, INC                   9601723134              WNTZ572
TVMAX TELECOMMUNICATIONS, INC                   9505715240              WNTX955
TVMAX TELECOMMUNICATIONS, INC                   9511721463              WPJD340
TVMAX TELECOMMUNICATIONS, INC                   9511721464              WPJD341
TVMAX TELECOMMUNICATIONS, INC                   9602723898              WPJE955
TVMAX TELECOMMUNICATIONS, INC                   9505715274              WNTN239
TVMAX TELECOMMUNICATIONS, INC                   9505715224              WNTZ567
TVMAX TELECOMMUNICATIONS, INC                   9505715225              WNTZ568
TVMAX TELECOMMUNICATIONS, INC                   9505715227              WNTZ570
TVMAX TELECOMMUNICATIONS, INC                   9505715228              WNTZ571
TVMAX TELECOMMUNICATIONS, INC                   9505715223              WNTZ566
SUNSHINE TV ENTERTAINMENT                       9505715047              WNTN784
SUNSHINE TV ENTERTAINMENT                           702293              WNTV452
SUNSHINE TV ENTERTAINMENT                           798584              WNTN784
SUNSHINE 1V ENTERTAINMENT                       9505715044              WNTY540
SUNSHINE TV ENTERTAINMENT                       9412710185              WNTX646
SUNSHINE TV ENTERTAINMENT                       9412710184              WNTX645
SUNSHINE JV ENTERTAINMENT                       9412710183              WNTX644
SUNSHINE TV ENTERTAINMENT                           702546              WNTU230
SUNSHINE TV ENTERTAINMENT                           727432              WPNB362
SUNSHINE TV ENTERTAINMENT                       9505715048              WNTZ580
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
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